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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C. 20549



                                  FORM 8-K



                         Current Report Pursuant
                       to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


                      Date of Report:  July 23, 1997



                            POWERCOLD CORPORATION
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

                                 FORMERLY
                 INTERNATIONAL CRYOGENIC SYSTEMS CORPORATION

                                 NEVADA
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)


             33-19584                             23-2582701

     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)


                103 GUADALUPE DRIVE  CIBOLO, TEXAS       78108

             ________________________________________  __________
             (Address of Principal Executive Offices)  (Zip Code)


                             210 659-8450
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)









_____________________________________________________________________________

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On July 21, 1997, the Company and Rotary Power International, Inc. agreed to the First Amendment to the Plan and Agreement of Merger.
        The Parties agreed to amend Section 1.2 - The Closing by extending the Agreement an additional forty five (45) days.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None

ITEM 5. OTHER EVENTS

        The Company and Rotary Power International, Inc. signed a Plan and Agreement of Merger on March 21, 1997. A Proxy Statement/Prospectus is currently being prepared, and upon approval by the shareholders of Rotary Power International, Inc., the Transaction will be completed. Since the Company initially entered into an Agreement to merge with Rotary Power International, Inc., there has been a continuing deterioration in Rotary Power's negative cash flow from operations. Funding provided by the Company, which initially invested $1,000,000 in equity and the $1,000,000 in proceeds from bondholders, was not sufficient to support daily cash flow needs through the first (5) months of 1997. The Company did not have any obligation to support Rotary Power with any additional financing. In early May the Company voluntarily loaned Rotary Power $100,000 for back due rent on the building, $75,000 for the May interest payment on bond debt, and on June 19, 1997 the Company loaned Rotary Power an additional $41,767 due employees for payroll. In June 1997 Management decided not to loan Rotary Power any additional funds for two reasons; the uncertainty of Rotary Power's collateral for the Company's financing and after Receiving documentation from Company's General Counsel based on his investigation of Rotary Power, which recently uncovered probable misrepresentation of material financial information by RPI to PowerCold in December 1996 and thereafter. Currently Rotary Power is in default on accounts payable due vendors, payments to the landlord, and payments to the bondholders Trustee. Consequently, Rotary Power International, Inc. requires additional funding for its daily operations. Therefore, the economic viability and long-term future of Rotary Power International, Inc. depends on its ability to obtain additional sources of financing, and there can be no assurance that such financing can be obtained on acceptable terms or at All. Due to the uncertainties and risks of lack of financing, Rotary Power may not continue as a "going concern" and creditors may force Rotary Power into a reorganization under Federal Bankruptcy. Management of the Company continues to evaluate the deteriorating condition of Rotary Power and the feasibility of additional financing from investors. If the Plan and Agreement of Merger, extended an additional (45) days, is approved by Rotary Power shareholders the Company will re-evaluate the feasibility of Rotary Power's products and organization.

        On July 9, 1997, Company Counsel was notified by Counsel for the Trustee for the NJEDA Bonds, that Rotary Power International, Inc. is prohibited from entering into a merger transaction unless it first meets certain conditions, set forth in the prior Bondholders Loan Agreement with Rotary Power International, Inc.

        Management of the Company has become aware that filings with the Securities and Exchange Commission on behalf of the Company by Rotary Power International, Inc. contained false and misleading statements. These Were apparently filed on July 22, 1997. (herein "the July 22, 1997 filing")

        The July 22, 1997 filing by Rotary Power International, Inc. states that On March 31, 1997, the Directors of Rotary Power International, Inc. elected Francis L. Simola, President and CEO of PowerCold Corporation to fill a vacancy on the Board of Directors of Rotary Power International, Inc. and to serve as the Secretary of Rotary Power International, Inc.

        Francis L. Simola, President and CEO of the Company did not fill a Vacancy on the Board of Directors of Rotary Power International, Inc. and did not serve as Secretary of Rotary Power International, Inc. for the assumed period of March 31, 1997 through July 16, 1997, and he has never been a Director or Officer, nor held any position with Rotary Power International, Inc. at any time. Reference attached letter dated June 17, 1997.

        On May 21, 1997, Francis L. Simola received for the first time, a Facsimile copy of Minutes of The Board of Directors of Rotary Power International, Inc. apparently held on March 31, 1997, stating that he was present by invitation at the Board Meeting (Mr. Simola was neither invited nor contacted), which purported to elect Mr. Simola as a Director and Secretary and asking for his signature as Secretary of the Meeting.

        Francis L. Simola was never present at the Board meeting on March 31, 1997, either in person or by phone. Mr. Simola has never agreed verbally nor accepted in writing any position as Director or Officer of Rotary Power International, Inc.

        The July 22, 1997 filing by Rotary Power International, Inc. also States that the remaining four Directors of Rotary Power International, Inc. had resigned effective April 1, 1997 purportedly based on a written demand received by counsel to PowerCold and on the belief that Mr. Simola's election as a Director and Secretary of Rotary Power International, Inc. had become effective; and further alleges that on July 16, 1997, the former Directors held a meeting and rescinded their resignations as Directors and elected Mr. Thompson as President and CEO of the Company on July 16, 1997.

        Unfortunately these statements all presume that there were no Officers and Directors of Rotary Power International, Inc. between March 31, 1997 and July 16, 1997. The Officers and Directors of Rotary Power International, Inc. remained in their respective positions during that time, and that Richard M.H. Thompson always remained and held himself out as the President and CEO of Rotary Power International, Inc. Reference the following:

        * When PowerCold Counsel asked for Rotary Power International, Inc. Directors resignations, there was no Amendment as such to the Plan and Agreement of Merger between PowerCold Corporation and Rotary Power International, Inc. per the following sections:

        Section 5.2(d) The Buyer and the Transitory Subsidiary shall have Received the resignations, effective as of the Effective Time of each director and officer of the Company and its Subsidiary specified by the Buyer in writing on or prior to the Closing.

        Section 7.9 No amendment of any provision of this Agreement shall be Valid unless the same shall be in writing and signed by all of the Parties.

        * Rotary Power International, Inc. Directors did not file the required Form 8-K Item 6 - "Resignations of Registrant's Directors' in a timely manner that all their Directors resigned. No Form 8-K filing occurred until the July 22, 1997 filing. No explanation has been provided by Rotary Power why it has not made timely and appropriate disclosures of Rotary Power, its Directors and Officers since March 31, 1997.

        * Richard M.H. Thompson has continually acted and held himself out as President and CEO of Rotary Power International, Inc. during the period between March 31, 1997 and July 16, 1997. As President and CEO of Rotary Power International, Inc. during such period, he has filed SEC filings, Has communicated in writing by both signing and receiving letters and correspondence with third parties, and has made daily management decisions pertaining to operations of the business, cash disbursements and employee duties and relations.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        None

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        None

ITEM 8. CHANGE IN FISCAL YEAR

        None

***************************************************************************

                              SIGNATURES

***************************************************************************

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   July 23, 1997

POWERCOLD CORPORATION


/s/      Francis L. Simola
___________________________________
Frank L. Simola

Title:    President/CEO